UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported):    March 19, 2002
                                                             --------------




                               RTIN HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

                                      Texas
                 (State of Other Jurisdiction of Incorporation)

               001-13559                                  75-2337102
        (Commission File Number)               (IRS Employer Identification No.)

              3218 Page Rd.
             Longview, Texas                                 75605
(Address of Principal Executive Offices)                   (Zip Code)

                                 (903) 295-6800
              (Registrant's Telephone Number, Including Area Code)

Item 5.  Other Events.

         On March 21, 2002, RTIN Holdings, Inc. issued a press release describing the License Agreement, a copy of which is included in this filing as
Exhibit 99.1.


Item 7.  Exhibits.

2.1 License Agreement, dated as of March 19, 2002, by and among RTIN Holdings, Inc. and RxSystems, Inc.

99.l Press release by RTIN Holdings, Inc. dated March 21, 2002, announcing the License Agreement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                 RTIN HOLDINGS, INC.


Date:  March 21, 2002                            By:  /s/ Curtis A. Swanson
       --------------                               ----------------------------
                                                    Curtis A. Swanson, President

EXHIBIT INDEX

2.1 License Agreement, dated as of March 19, 2002, by and among RTIN Holdings, Inc. and RxSystems, Inc..

99.l Press release by RTIN Holdings, Inc. dated March 21, 2002, announcing the License Agreement.